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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 22, 2000
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                       AMERICA ONLINE LATIN AMERICA, INC.
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             (Exact name of registrant as specified in its charter)

                 DELAWARE                                      65-0963212
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     (State or other jurisdiction      (Commission         (IRS Employer
        of incorporation)               File Number)     Identification No.)

                       6600 N.ANDREWS AVENUE
                               SUITE 500
                       FT. LAUDERDALE, FLORIDA                  33309
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      (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (954)689 - 3100



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ITEMS OF INFORMATION

Item 5. Other Events

Attached to this Form 8-K is a press release filed by America Online Latin America, Inc. (the "Company") on November 22, 2000. The press release contains information regarding the Company's recently launched regional web portal (www.aolamericas.com). The press release also contains information that corrects inaccuracies contained in recent press reports regarding the establishment and timing of new country services by the Company and the growth in the Company's subscriber base.

The following exhibit is being filed with this Form 8-K:

99.1        Press release dated November 22, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              America Online Latin America, Inc.




November 22, 2000                             By /s/ Charles M. Herington
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                                                     Charles M. Herington
                                                     President and Chief
                                                     Executive Officer